LIVE NATION ENTERTAINMENT REPORTS THIRD QUARTER 2013 FINANCIAL RESULTS

- Third Quarter Revenue up 15% driving Adjusted Operating Income up by 9% and Operating Income up by 21% -
- Record-Setting Summer Concert Attendance up 27% -

LOS ANGELES – November 5, 2013 – Live Nation Entertainment (NYSE: LYV) today released financial results for the three and nine months ended September 30, 2013.

“We had a record summer with revenue of $2.3 billion, up 15% for the quarter, largely driven by a 27% growth in global concert attendance compared to last year. Consumer demand has come back strong for us this year, as we have had attendance growth across concerts globally, from new artists to the legends and everyone in between,” said Michael Rapino, President and Chief Executive Officer of Live Nation Entertainment. “The Sponsorship & Advertising segment also had continued strong performance with a 15% increase in revenue for the third quarter driven by higher sponsorship revenue and ongoing success in our online advertising business. And the launch of Ticketmaster resale product in our Ticketing segment delivered higher sales and gross transaction value in the secondary market. At this point we are confident in delivering solid revenue, operating income and adjusted operating income growth for the year, with a double-digit increase in concert attendance.”

The company will webcast a teleconference today at 5:00 p.m. Eastern Time to discuss its financial performance. Interested parties should visit the Investor Relations section of the company’s website at www.livenation.com/investors to listen to the webcast. Supplemental statistical and financial information provided on the call, if any, will be available under the same link. A replay of the webcast will also be available on the Live Nation website.

FINANCIAL HIGHLIGHTS – 3rd QUARTER
(unaudited; $ in millions)

	Q3 2013	Q3 2012	Growth	9 months 2013	9 months 2012	Growth
Revenue
Concerts	$1,727.0	$1,429.9	21%	$3,433.5	$2,954.6	16%
Ticketing	356.8	346.0	3%	1,019.8	1,001.5	2%
Artist Nation	111.1	127.9	(13%)	261.1	298.6	(13%)
Sponsorship & Advertising	110.2	95.8	15%	221.6	193.2	15%
Other & Eliminations	(42.9)	(36.5)	(18%)	(70.6)	(66.1)	(7%)
	$2,262.2	$1,963.1	15%	$4,865.4	$4,381.8	11%

Adjusted Operating Income (Loss)
Concerts	$70.7	$49.1	44%	$100.2	$60.4	66%
Ticketing	80.3	82.1	(2%)	217.4	226.0	(4%)
Artist Nation	12.7	21.1	(40%)	20.1	33.0	(39%)
Sponsorship & Advertising	83.3	74.1	12%	154.3	137.8	12%
Other & Eliminations	(3.5)	(0.7)	**	(1.2)	(1.1)	(9%)
Corporate	(22.3)	(23.3)	4%	(56.9)	(59.5)	4%
	$221.2	$202.4	9%	$433.9	$396.6	9%

Operating Income (Loss)
Concerts	$44.6	$19.1	**	$41.8	$(43.0)	**
Ticketing	28.0	36.6	(23%)	82.5	100.4	(18%)
Artist Nation	1.8	7.5	(76%)	(12.0)	(4.7)	**
Sponsorship & Advertising	83.2	73.6	13%	153.0	137.0	12%
Other & Eliminations	(3.1)	(0.2)	**	0.1	—	**
Corporate	(28.5)	(32.1)	11%	(74.7)	(85.0)	12%
	$126.0	$104.5	21%	$190.7	$104.7	82%

** percentages are not meaningful

As of September 30, 2013, total cash and cash equivalents were $1.3 billion, which includes $510 million in ticketing client cash and $539 million in free cash. Event-related deferred revenue was $313 million as of September 30, 2013, compared to $273 million as of the same date in 2012. Free cash flow was $167 million for the third quarter of 2013 as compared to $152 million in the third quarter of last year, and $283 million for the first nine months of 2013 versus $274 million for the same period in 2012.

About Live Nation Entertainment:
Live Nation Entertainment (NYSE: LYV) is the world’s leading live entertainment company comprised of four market leaders: Ticketmaster, Live Nation Concerts, Artist Nation Management and Live Nation Media/Sponsorship. For additional information, visit www.livenation.com/investors.

Follow us @twitter.com/LiveNationInc

Investor Contact:
Maili Bergman
(310) 867-7000
IR@livenation.com

Media Contact:
Jacqueline Peterson
(310) 360-3051
jacquelinepeterson@livenation.com

LIVE NATION ENTERTAINMENT, INC.
KEY OPERATING METRICS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Concerts (1)
Total estimated events:
North America	3,858	3,938	11,181	11,126
International	1,210	1,227	4,674	4,536
Total estimated events	5,068	5,165	15,855	15,662
Total estimated attendance (rounded):
North America	14,826,000	11,636,000	29,292,000	25,278,000
International	6,348,000	5,080,000	15,419,000	12,808,000
Total estimated attendance	21,174,000	16,716,000	44,711,000	38,086,000
Ancillary net revenue per attendee (2):
North America amphitheaters			$18.26	$18.54
International festivals			$17.81	$15.71
Ticketing (3)
Number of tickets sold (in thousands):
Concerts	20,526	19,421	56,724	54,832
Sports	7,447	6,709	24,067	23,249
Arts and theater	4,239	4,493	12,465	13,683
Family	3,803	3,676	11,637	11,277
Other (4)	1,579	1,771	4,717	5,221
	37,594	36,070	109,610	108,262

Gross transaction value of tickets sold (in thousands)	$2,231,826	$2,092,102	$6,740,055	$6,503,452

Sponsorship & Advertising
Sponsorship revenue (in thousands)	$90,081	$81,199	$172,656	$155,139
Online advertising revenue (in thousands)	$20,136	$14,606	$48,948	$38,072

(1)
Events generally represent a single performance by an artist. Attendance generally represents the number of fans who were present at an event. Festivals are counted as one event in the quarter in which the festival begins but attendance is based on the days the fan was present at the festival and thus can be reported in multiple quarters. Events and attendance metrics are estimated each quarter.

(2)	Amounts are reported as of the latest period shown.

(3)
The number and gross transaction value of tickets sold includes primary tickets only and excludes tickets sold for the 2012 Olympics. These metrics include tickets sold during the period regardless of event timing except for our promoted events in our owned and/or operated venues and in certain European territories where these tickets are reported as the events occur. The total number of tickets sold excludes approximately 24 million and 26 million tickets sold for the three months ended September 30, 2013 and 2012, respectively, and excludes approximately 77 million and 84 million tickets sold for the nine months ended September 30, 2013 and 2012, respectively, through our venue clients’ box offices for which we do not receive a fee.

(4)	Other category includes tickets for comedy shows, facility tours, donations, lectures, seminars and cinemas.

LIVE NATION ENTERTAINMENT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
	(in thousands except share and per share data)
Revenue	$2,262,236	$1,963,146	$4,865,447	$4,381,820
Operating expenses:
Direct operating expenses	1,698,731	1,457,423	3,485,583	3,103,006
Selling, general and administrative expenses	325,005	283,846	900,246	832,924
Depreciation and amortization	92,729	84,684	257,582	258,656
Gain on disposal of operating assets	(9,060)	(60)	(42,856)	(255)
Corporate expenses	26,442	30,842	68,909	81,474
Acquisition transaction expenses	2,352	1,896	5,329	1,335
Operating income	126,037	104,515	190,654	104,680
Interest expense	29,393	35,535	87,585	94,733
Loss (gain) on extinguishment of debt	36,269	(460)	36,269	(460)
Interest income	(1,547)	(994)	(4,205)	(2,825)
Equity in losses (earnings) of nonconsolidated affiliates	2,363	(3,117)	(2,848)	(8,799)
Other expense (income), net	(5,269)	(6,575)	2,237	(2,933)
Income before income taxes	64,828	80,126	71,616	24,964
Income tax expense	14,410	11,950	26,370	21,456
Net income	50,418	68,176	45,246	3,508
Net income attributable to noncontrolling interests	6,644	10,228	6,581	7,018
Net income (loss) attributable to common stockholders of Live Nation Entertainment, Inc.	$43,774	$57,948	$38,665	$(3,510)

Basic and diluted net income (loss) per common share attributable to common stockholders of Live Nation Entertainment, Inc.	$0.22	$0.31	$0.20	$(0.02)
Weighted average common shares outstanding:
Basic	196,396,704	187,153,788	192,792,286	186,857,527
Diluted	202,109,783	189,754,343	197,266,289	186,857,527

LIVE NATION ENTERTAINMENT, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited)

	September 30, 2013	December 31, 2012
	(in thousands)
ASSETS
Current assets
Cash and cash equivalents	$1,302,578	$1,001,055
Accounts receivable, less allowance of $17,240 and $19,794, respectively	578,426	415,790
Prepaid expenses	435,769	359,936
Other current assets	47,777	36,031
Total current assets	2,364,550	1,812,812
Property, plant and equipment
Land, buildings and improvements	812,685	852,175
Computer equipment and capitalized software	386,825	338,919
Furniture and other equipment	205,267	200,743
Construction in progress	59,305	56,822
	1,464,082	1,448,659
Less accumulated depreciation	767,079	726,873
	697,003	721,786
Intangible assets
Definite-lived intangible assets, net	644,410	724,463
Indefinite-lived intangible assets	376,440	377,463
Goodwill	1,397,471	1,357,827
Investments in nonconsolidated affiliates	40,128	46,160
Other long-term assets	255,558	250,295
Total assets	$5,775,560	$5,290,806
LIABILITIES AND EQUITY
Current liabilities
Accounts payable, client accounts	$659,803	$557,953
Accounts payable	113,385	102,718
Accrued expenses	784,761	626,723
Deferred revenue	395,763	402,002
Current portion of long-term debt	263,689	62,050
Other current liabilities	16,350	16,726
Total current liabilities	2,233,751	1,768,172
Long-term debt, net	1,540,763	1,677,955
Long-term deferred income taxes	189,496	199,596
Other long-term liabilities	92,288	94,409
Commitments and contingent liabilities
Redeemable noncontrolling interests	66,680	42,100
Stockholders’ equity
Common stock	1,973	1,877
Additional paid-in capital	2,375,613	2,272,882
Accumulated deficit	(869,753)	(908,418)
Cost of shares held in treasury	(6,865)	—
Accumulated other comprehensive loss	(11,261)	(10,923)
Total Live Nation Entertainment, Inc. stockholders’ equity	1,489,707	1,355,418
Noncontrolling interests	162,875	153,156
Total equity	1,652,582	1,508,574
Total liabilities and equity	$5,775,560	$5,290,806

LIVE NATION ENTERTAINMENT, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

	Nine Months Ended September 30,
	2013	2012
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$45,246	$3,508
Reconciling items:
Depreciation	90,443	90,789
Amortization	167,139	167,867
Deferred income tax benefit	(8,230)	(11,183)
Amortization of debt issuance costs and discount/premium, net	15,409	11,415
Loss (gain) on extinguishment of debt	36,269	(460)
Non-cash compensation expense	23,224	27,595
Gain on disposal of operating assets	(42,856)	(255)
Equity in earnings of nonconsolidated affiliates	(2,848)	(8,799)
Other, net	576	(364)
Changes in operating assets and liabilities, net of effects of acquisitions and dispositions:
Increase in accounts receivable	(129,361)	(186,313)
Increase in prepaid expenses	(50,432)	(159,473)
Increase in other assets	(94,512)	(37,712)
Increase in accounts payable, accrued expenses and other liabilities	260,254	138,270
Increase (decrease) in deferred revenue	(45,783)	54,154
Net cash provided by operating activities	264,538	89,039
CASH FLOWS FROM INVESTING ACTIVITIES
Distributions from nonconsolidated affiliates	13,104	6,744
Investments made in nonconsolidated affiliates	(7,505)	(3,212)
Purchases of property, plant and equipment	(103,577)	(92,372)
Proceeds from disposal of operating assets, net of cash divested	83,086	7,788
Cash paid for acquisitions, net of cash acquired	(26,418)	(71,256)
Purchases of intangible assets	(17)	(14,553)
Other, net	(1,163)	(943)
Net cash used in investing activities	(42,490)	(167,804)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long-term debt, net of debt issuance costs	870,324	481,286
Payments on long-term debt	(854,277)	(457,487)
Contributions from noncontrolling interests	267	130
Distributions to noncontrolling interests	(12,382)	(9,202)
Purchases and sales of noncontrolling interests, net	(75)	(259)
Proceeds from exercise of stock options	80,593	926
Payments for deferred and contingent consideration	(750)	(10,585)
Net cash provided by financing activities	83,700	4,809
Effect of exchange rate changes on cash and cash equivalents	(4,225)	13,374
Net increase (decrease) in cash and cash equivalents	301,523	(60,582)
Cash and cash equivalents at beginning of period	1,001,055	844,253
Cash and cash equivalents at end of period	$1,302,578	$783,671

Forward-Looking Statements, Non-GAAP Financial Measures and Reconciliations:
Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements regarding the company’s prospects for delivering revenue, operating income and adjusted operating income growth for 2013, as well as its anticipated double-digit increase in concert attendance for the year. Live Nation wishes to caution you that there are some known and unknown factors that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, including but not limited to operational challenges in achieving strategic objectives and executing on the company’s plans, the risk that the company’s markets do not evolve as anticipated, the potential impact of any economic slowdown and operational challenges associated with selling tickets and staging events.
Live Nation refers you to the documents it files from time to time with the U.S. Securities and Exchange Commission, or SEC, specifically the section titled “Item 1A. Risk Factors” of the company’s most recent Annual Report filed on Form 10-K and Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K, which contain and identify other important factors that could cause actual results to differ materially from those contained in the company’s projections or forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date on which they are made. All subsequent written and oral forward-looking statements by or concerning Live Nation are expressly qualified in their entirety by the cautionary statements above. Live Nation does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.
This press release contains certain non-GAAP financial measures as defined by SEC Regulation G. A reconciliation of each such measure to its most directly comparable GAAP financial measure, together with an explanation of why management believes that these non-GAAP financial measures provide useful information to investors, is provided below.
Adjusted Operating Income (Loss), or AOI, is a non-GAAP financial measure that the company defines as operating income (loss) before acquisition expenses (including transaction costs, changes in the fair value of accrued acquisition-related contingent consideration arrangements, payments under the Trust Note and acquisition-related severance), depreciation and amortization (including goodwill impairment), loss (gain) on disposal of operating assets and non-cash and certain stock-based compensation expense (including expense associated with grants of certain stock-based awards which were classified as liabilities). The company uses AOI to evaluate the performance of its operating segments. The company believes that information about AOI assists investors by allowing them to evaluate changes in the operating results of the portfolio of the businesses separate from non-operational factors that affect net income, thus providing insights into both operations and the other factors that affect reported results. AOI is not calculated or presented in accordance with GAAP. A limitation of the use of AOI as a performance measure is that it does not reflect the periodic costs of certain amortizing assets used in generating revenue in the company’s business. Accordingly, AOI should be considered in addition to, and not as a substitute for, operating income (loss), net income (loss), and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, AOI as presented herein may not be comparable to similarly titled measures of other companies.
Free Cash Flow is a non-GAAP financial measure that the company defines as Adjusted Operating Income (Loss) less maintenance capital expenditures, less net cash interest expense, less cash taxes, less net distributions to noncontrolling interest partners, plus distributions from investments in nonconsolidated affiliates net of contributions to investments in nonconsolidated affiliates. The company uses free cash flow, among other measures, to evaluate the ability of its operations to generate cash that is available for purposes other than maintenance capital expenditures. The company believes that information about free cash flow provides investors with an important perspective on the cash available to service debt and make acquisitions. Free cash flow is not calculated or presented in accordance with GAAP. A limitation of the use of free cash flow as a performance measure is that it does not necessarily represent funds available for operations and is not necessarily a measure of the company’s ability to fund its cash needs. Accordingly, free cash flow should be considered in addition to, and not as a substitute for, operating income (loss) and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, free cash flow as presented herein may not be comparable to similarly titled measures of other companies.
Free Cash is a non-GAAP financial measure that the company defines as cash and cash equivalents less ticketing-related client funds, less event-related deferred revenue, less accrued expenses due to artists and cash collected on behalf of others for ticket sales, plus event-related prepaids. The company uses free cash as a proxy for how much cash it has available to, among other things, optionally repay debt balances, make acquisitions and fund revenue generating capital expenditures. Free cash is not calculated or presented in accordance with GAAP. A limitation of the use of free cash as a performance measure is that it does not necessarily represent funds available from operations and it is not necessarily a measure of our ability to fund our cash needs. Accordingly, free cash should be considered in addition to, and not as a substitute for, cash and cash equivalents and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, free cash as presented herein may not be comparable to similarly titled measures of other companies.

Reconciliations of Non-GAAP Measures to Their Most Directly Comparable GAAP Measures (Unaudited)

Reconciliation of Adjusted Operating Income (Loss) to Operating Income (Loss)

($ in millions)	Adjusted operating income (loss)	Non-cash and stock-based compensation expense	Loss (gain) on disposal of operating assets	Depreciation and amortization	Acquisition expenses	Operating income (loss)

	Three Months Ended September 30, 2013

Concerts	$70.7	$1.6	$(9.1)	$32.8	$0.8	$44.6
Ticketing	80.3	2.9	—	49.2	0.2	28.0
Artist Nation	12.7	0.2	—	10.7	—	1.8
Sponsorship & Advertising	83.3	0.2	—	(0.1)	—	83.2
Other and Eliminations	(3.5)	0.1	—	(0.5)	—	(3.1)
Corporate	(22.3)	4.2	—	0.6	1.4	(28.5)
Total Live Nation	$221.2	$9.2	$(9.1)	$92.7	$2.4	$126.0

	Three Months Ended September 30, 2012

Concerts	$49.1	$1.5	$—	$27.5	$1.0	$19.1
Ticketing	82.1	1.7	—	43.3	0.5	36.6
Artist Nation	21.1	0.4	—	13.2	—	7.5
Sponsorship & Advertising	74.1	0.2	—	0.3	—	73.6
Other and Eliminations	(0.7)	—	(0.1)	(0.4)	—	(0.2)
Corporate	(23.3)	5.9	—	0.8	2.1	(32.1)
Total Live Nation	$202.4	$9.7	$(0.1)	$84.7	$3.6	$104.5

	Nine Months Ended September 30, 2013

Concerts	$100.2	$4.1	$(43.6)	$96.6	$1.3	$41.8
Ticketing	217.4	6.1	—	128.6	0.2	82.5
Artist Nation	20.1	0.4	0.7	30.9	0.1	(12.0)
Sponsorship & Advertising	154.3	0.6	—	0.7	—	153.0
Other and Eliminations	(1.2)	—	—	(1.3)	—	0.1
Corporate	(56.9)	12.0	—	2.1	3.7	(74.7)
Total Live Nation	$433.9	$23.2	$(42.9)	$257.6	$5.3	$190.7

	Nine Months Ended September 30, 2012

Concerts	$60.4	$4.2	$(0.5)	$100.1	$(0.4)	$(43.0)
Ticketing	226.0	4.7	(0.2)	121.3	(0.2)	100.4
Artist Nation	33.0	1.0	—	36.3	0.4	(4.7)
Sponsorship & Advertising	137.8	0.5	—	0.3	—	137.0
Other and Eliminations	(1.1)	—	0.4	(1.5)	—	—
Corporate	(59.5)	17.2	—	2.2	6.1	(85.0)
Total Live Nation	$396.6	$27.6	$(0.3)	$258.7	$5.9	$104.7

Reconciliation of Adjusted Operating Income (Loss) to Free Cash Flow

($ in millions)	Q3 2013	Q3 2012
Adjusted operating income	$221.2	$202.4
Less: Cash interest expense — net	(28.3)	(36.1)
Cash taxes	(9.9)	(3.9)
Maintenance capital expenditures	(11.7)	(15.5)
Distributions to noncontrolling interests	(10.4)	(1.0)
Distributions from (contributions to) investments in nonconsolidated affiliates	5.9	5.7
Free cash flow	$166.8	$151.6
Revenue generating capital expenditures	(13.1)	(13.9)
Net	$153.7	$137.7

($ in millions)	9 months 2013	9 months 2012
Adjusted operating income	$433.9	$396.6
Less: Cash interest expense — net	(72.8)	(85.0)
Cash taxes	(32.8)	10.6
Maintenance capital expenditures	(38.5)	(42.2)
Distributions to noncontrolling interests	(12.3)	(9.2)
Distributions from (contributions to) investments in nonconsolidated affiliates	5.6	3.5
Free cash flow	$283.1	$274.3
Revenue generating capital expenditures	(41.6)	(46.0)
Net	$241.5	$228.3

Reconciliation of Cash and Cash Equivalents to Free Cash

($ in millions)	September 30, 2013
Cash and cash equivalents	$1,302.6
Client cash	(509.5)
Deferred revenue — event-related	(312.7)
Accrued artist fees	(108.3)
Collections on behalf of others	(46.4)
Prepaids related to artist settlements/events	212.9
Free cash	$538.6